March 2014 Next-Generation Cancer Therapeutics Sorrento Therapeutics Exhibit 99.1

This presentation contains "forward-looking statements" as that term is defined under the
Private Securities Litigation Reform Act of 1995 (PSLRA), including statements regarding expectations, beliefs or intentions regarding our business, technologies and products strategies or prospects. Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions being considered by the Company may not proceed as contemplated, and by all other matters specified in Company's filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and product candidates. Sufficiency of the data for approval with respect to Cynviloq™ will be a review issue after NDA filing.  These statements are made based upon current expectations that are subject to risk and uncertainty and information available to the Company as of the date of this presentation. The Company does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company's filings with the
Securities and Exchange Commission, including its most recent periodic report. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.
Safe Harbor Statement NASDAQ: SRNE

Management Team
Board of Directors
William S. Marth - Chairman
Albany Molecular
(President and CEO)
Teva – Americas
(former President and CEO)
Mark Durand
Watson, Teva – Americas (former CFO)
Cam Gallagher
Nerveda, LLC (Managing Director)
Kim D. Janda, Ph.D.
The Scripps Research Institute (Prof.)
Henry Ji, Ph.D.
Sorrento (CEO)
Daniel Levitt, M.D., Ph.D.
CytRx (EVP & CMO)
Jaisim Shah
PDL (former CBO)
Vuong Trieu, Ph.D.
Sorrento (CSO)
Richard Vincent
Sorrento (CFO)
Henry Ji, Ph.D.
President, CEO &
Director
Inventor of G-MAB ® Technology
President & CEO of Stratagene Genomics
VP of CombiMatrix and Stratagene
Vuong Trieu, Ph.D.
CSO & Director
Founder and CEO of IgDraSol
Co-inventor of IP covering Abraxane ®
Instrumental in the approval of Abraxane
Celgene acquired Abaxis Biosciences for > $3B
Amar Singh
EVP & CBO
Closed major business transactions on oncology products
Led Novacea global transaction (Arsenal ® ) with Schering-
Plough valued at >$500M
Led major deals, including in-licensing of belinostat at
Spectrum Pharmaceuticals
Responsible for building Abraxis commercial organization
George Uy
CCO
CCO of IgDraSol
Directed the launches of Abraxane, Xeloda ® & Fusilev ®
Built commercial infrastructures and organizations in startup companies
David Miao, Ph.D.
CTO
President and CSO of Concortis BioSystems
Co-inventor of IP covering ADC technologies
Head of Chemistry at Ambrx
Richard Vincent
EVP, CFO & Director
$430M sale of Elevation to Sunovion-Dainippon
Meritage Pharma option agreement with ViroPharma ($90M
upfront + milestones)
$310M sale of Versus asthma program to AstraZeneca
Elan: various acquisitions and divestitures with aggregate
values more than $300M

Next-Generation Cancer Therapeutics
TUMOR
Cynviloq
Bioequivalence regulatory pathway
Efficacy demonstrated
US and EU rights
G-MAB
High-diversity human Ab library
Lead mAb programs include
PD-L1, PD-1, and CCR2
4
G-MAB targets toxin to cancer cell
Proprietary toxins and linkers
C-Lock and K-Lock conjugation chemistries

Multiple Commercialization & Partnership Opportunities
* Abraxane orphan drug status (FDA approval, September 2013)
INDICATION > TARGET
Cynviloq
G-MAB
ADC
RTX
Oncology > PD-L1
Oncology/Inflammation > CCR2, CXCR3
Oncology > VEGFR2, c-Met, CXCR5
Oncology > PD-1
Intractable Cancer Pain
INDICATION
Metastatic Breast Cancer
Non-Small Cell Lung Cancer
Bladder Cancer (sNDA)
Ovarian Cancer (sNDA)
505(b)(2) Bioequivalence
}
Pancreatic Cancer (BE* or sNDA)
PHASE 3 PHASE 2 PHASE 1
PRECLINICAL

6 Lead Oncology Product Opportunity Cynviloq Registration Trial

Cynviloq: Next Generation Paclitaxel Therapy
Mean size
~25 nm
Cynviloq
paclitaxel
polymeric micelle
Chemical polymer:
Poly-lactide and
polyethylene glycol
diblock copolymer
3
rd
>300 mg/m
(up to 435 mg/m
2
)
Mean size
130 nm
Biological polymer:
Donor-derived human
serum albumin (HSA)
2
nd
260 mg/m
Taxol
®
paclitaxel
Cremophor EL
excipient:
Polyoxyethylated
castor oil
Formulation Generation
1
st
175 mg/m
Maximum
Tolerated Dose
Peak
Product Sales
~ $1.6B (WW in 2000)
Est. >$1.7B* (US)
($430M in 2012)
Conversion of
Abraxane sales +
new indications
*Analyst projection; in MBC + NSCLC + PC 7
2
2
2
Abraxane
nab-
paclitaxel

Clinical Efficacy & Safety Summary
Total number of patients across all trials: 1,260
Phase 1:
>300 mg/m
2
(q3w) vs. 175 mg/m
2
(Taxol; weekly) and 275 mg/m
2
(Abraxane; q3w)
Phase 2:
Data suggestive of efficacy comparable to historic data for Abraxane and superior to historic Taxol data or
Standard-of-Care
Phase 3:
PM-Safety:
Phase 2b (IIS):
Phase 2 (IIS):
Possible Phase 3 sNDA programs in these tumor types
Ongoing trial for MBC in S. Korea (total n=209; Cynviloq n=105)
GPMBC301.  An Open-label, Randomized, Parallel, Phase 3 Trial to Evaluate the Efficacy and Safety of
Cynviloq compared to Genexol
®
(Paclitaxel with Cremophor EL) in Subjects with Recurrent or Metastatic Breast
Cancer)
Interim analysis suggests ORR superior to Taxol and comparable to historic Abraxane efficacy
Efficacy and safety data supportive of 505(b)(2) BE submission
Completed for MBC and NSCLC (total n=502)
Efficacy and safety data supportive of 505(b)(2) BE submission
Chemo-naïve Stage IIIb/IV NSCLC vs Taxol in S. Korea (total n=276; Cynviloq n=140)
230 mg/m
2
+ cis (q3w) vs. Taxol 175 mg/m
2
+ cis; non-inferiority established
1
st
line treatment of OC vs Taxol in S. Korea (total n=100; Cynviloq n=50)
260 mg/m
2
+ carbo (q3w) vs. Taxol 175 mg/m
2
+ carbo; non-inferiority established
Trials established higher MTD in US - Dana Farber Cancer Inst, Russia, & S. Korea (total n=80)
Completed trials in MBC, NSCLC, PC, OC, BC; in US - Yale Cancer Center, Russia, S. Korea
(total n=259)

1E+05
1E+04
1000
100
10
Paclitaxel (ng/ml)
0.01
0.1
1
10
100
Time (hr)

IV bolus at 30 mg/kg; n = 3
Equivalent PK in Mice
Data on file
Cynviloq
Abraxane
Drug HL (h) T max (h)
AUCinf
(h*ng/mL)
Vz (mL/kg) Cl (mL/h/kg)
Abraxane
2.99 0.08 61561.33 2103.71 487.32
Cynviloq
2.83 0.08 58151.31 2103.58 515.90

Abraxane data from: Nuhad K. Ibrahim, Phase I and Pharmacokinetic Study of ABI-007, a Cremophor-free, Protein-stabilized, Nanoparticle Formulation of
Paclitaxel. Clinical Cancer Research 2002;8:1038-44
Data from 2 separate studies
(3 h infusion, 135 mg/m
2
dose, n=3)
Comparable PK in Humans

Bioequivalence = Efficient Pathway to Market
BE registration study in breast cancer patients (2014)
- Duration = 12 months (including patient recruitment)
- Direct trial cost ~$5M
Abraxane
(n = 50)
Cynviloq
(n = 50)
Cynviloq Abraxane
Cycle 1
Cycle 2
* Based on FDA “Draft Guidance on Paclitaxel” – September 2012
Endpoints: AUC and
Cmax (90% CI)
Duration: 3 weeks +
crossover for 3 weeks
Infusion time: 30 min
Dose: 260 mg/m
2
Key Parameters*:

Potential Cynviloq Advantages
Cynviloq Abraxane Taxol
Cynviloq
Advantage
Maximum Tolerated Dose
(mg/m
2
)
>300 260 175
Potential for
higher efficacy
Rapid reconstitution:
no foaming concerns
Convenience for busy
practices and pharmacies
No donor-derived human
serum albumin (HSA)
No viral / prion concerns
Convenient storage
conditions
No requirement for
controlled temp storage
No microbial growth
Chemical polymer
Cremophor-free Reduced side effects
Dosing q3w
q3w* &
weekly**
q3w & weekly
Exploits PK advantage
@ higher dose
* = MBC; ** = NSCLC & PC 12

Cynviloq™
(paclitaxel polymeric micelle)
for Injectable suspension

Next Steps for Cynviloq
BE study initiation: 1Q 2014
NDA filing: 2015
Product launch (MBC and NSCLC): 2016
sNDA planning for label expansion into pancreatic, bladder, and ovarian cancers
2016
2016
2014
2015
NDA
Filing
FDA
Approval
BE
Study
LAUNCH

Clinical Stage Pain Management Asset RTX Intractable Cancer Pain 14

15 Two Injection Sites = Two Products for Human Use Intrathecal (injection into the cerebrospinal fluid space) (injection into or nerve the ganglion) Intraganglionic

RTX Ablates TRPV1-positive Neurons after Intrathecal Injection TRPV1 TRPV1 TRPV1 Fore limb TRPV1 positive Hind limb TRPV1 negative Adapted from Karai et al. 2004 16

Brown et al, 2005
n=18
n=18
n=8 n=5 n=4
Weeks
(p < 0.0001 for all time points)
100% response rate with single
intrathecal injection
12 dogs reduced or discontinued
analgesics
Dogs passed away due to
underlying osteosarcoma,
not RTX treatment
Permanent analgesic effect
Personality intact
Gait and mood visibly improved
Lack of serious adverse events
No opioid-like side effects
Animal health market represents
separate licensing opportunity
Open-Label Study in Companion Dogs
Intractable pain due to osteosarcoma
0
10
20
30
40
50
60
0 2 6 10 14

18 Unilateral Effect Following Trigeminal Injection Adapted from Tender et al. 2005 Left eye (blue) vs Right eye (red) Nociceptive neuron- mediated neurogenic inflammation (Evans blue)

Next Steps for RTX Development
~3 years for clinical
development
19
Filing for MUMS designation for osteosarcoma in dogs
Intractable cancer pain clinical Phase 1/2 trial (intrathecal injection); n~40 patients
Under Sorrento IND
Phase 1/2 trial for osteosarcoma (intraganglionic injection); n~15 patients
Intractable cancer pain clinical Phase 1/2 trial (intrathecal injection); n~13 patients
Under NIH CRADA

Immunotherapy Programs G-MAB & ADC 20 Antibodies + Proprietary Toxins

G-MAB: Library of Therapeutic Antibodies
High Value Oncology Targets:
Immune modulation: PD1 and PD-L1
Antibody Drug Conjugates: VEGFR2 and c-Met
Size of Target Antigen
Proprietary technology:
RNA amplification used for
library generation
Freedom-To-Operate
Very high library diversity:
2.1 x 10
16
distinct antibodies
Fully human antibodies
High successful screening hit rate
Difficult Targets:
Small Peptides
Most Difficult Targets:
G Protein-Coupled Receptors
(GPCRs)

No stacking royalties

T Cell Activation (%)
0
10
20
30
40
IFN-γ (pg/mL)
0
3000
6000
9000
12000
15000
IL-2 (pg/mL)
0
200
400
600
800

Tumor Growth Inhibition (%)
0
10
20
30
40
50
***
15
25

Competitor mAb
Sorrento mAb
Anti-PD-L1 mAbs Exhibit Potent Activity
Immune Modulation* Tumor Mouse Model**
* mAbs @ 0.05 mg/mL
** xenograft model using H1975 human NSCLC cells; % inhibition relative to control mAb treatment
*** p<0.05, mean tumor volumes are significantly reduced in STI-A1010 group versus control groups as determined by Mann-Whitney u-test 22
Day

Days After Disease Induction
Sorrento mAb
Untreated
Potent Antibody against Difficult GPCR Target*
mAb
Cell Binding
(EC
50
– nM)
Sorrento 0.17
Competitor 21
* Sorrento mAb against C-C Chemokine Receptor 2 (CCR2)
** Experimental Auto-immune Encephalomyelitis (EAE) = murine model of Multiple Sclerosis 23

1
ADC in plasma
2
ADC binds to receptor
3
ADC is internalized
CANCER CELL
4
Cytotoxic agent is released
5
Apoptosis (cell death)

Antibody Drug Conjugates (ADCs) 24 Key Components: Drug released in CANCER CELL Target-specific internalizing antibody Potent cytotoxic prodrugs Linker and conjugation chemistries 1. 2. 3.

Proprietary High Potency Duostatin Toxins
Duostatins vs. DM1 Duostatins vs. MMAE
Duostatin toxin 1 (K-lock)
>15x higher
potency
Duostatin toxin 2 (K-lock)
DM1 (conventional; NHS)
Duostatin toxin 1 (K-lock)
Duostatin toxin 2 (K-lock)
MMAE (conventional; maleimide)
SKBR3
(Breast Cancer Cell Line)

2
purified
K-Lock Conjugation Enables Homogeneous ADCs
0
1
2
3
Current industry
standard chemistry
Proprietary
K-Lock chemistry
Sorrento’s homogenous ADC
No need for:
non-natural amino acids
genetic re-engineering
enzymatic posttranslational modification

C-Lock Conjugation Stabilizes ADCs
C-lock conjugation
Enhances ADC stability
Prolongs PK profile
Reduced off-target effects
Current industry
standard
Maleimide conjugation
Destabilizes antibody structure
Reduced target specificity
Altered PK profile
Drug-antibody linkage not stable
Off-target drug effects
Sorrento’s
proprietary
C-Lock chemistry

Proprietary ADC Screening and Optimization Panels
Fast track to IND
Identification of optimal combination of linker, conjugation chemistry and drug payload essential for efficient and expedited development

from target to candidates

Investment Highlights
Intractable Cancer Pain Treatment
Ongoing Phase 1/2 study
Orphan drug status received
Three potential drug products from same API
Targeted Cancer Immunotherapeutics
First therapeutic antibody candidate in clinic 1H 2015
Proprietary
linker/conjugation chemistry for homogenous ADC generation
First ADC in clinic 2H 2015
Late-Stage Cancer Drug
Product launch expected in 1H 2016
Addresses multi-billion dollar paclitaxel market
Abbreviated regulatory pathway (“bioequivalence”) for approval
Cynviloq
RTX
G-MAB
& ADC

Company Comparables
Company Small Molecule
Oncology Drug
Antibody
Platform
Targeted
Drug Delivery
Mkt Cap*
Puma:
Pre-revenue
MBC (Phase 3) ~$3.7B
Clovis:
Pre-revenue
NSCLC, MBC (Phase 1) ~$2.9B
MorphoSys:
Pre-revenue
Antibody
Library
~$2.5B
CAT:
Pre-revenue
Antibody
Library
~$1.4B
Domantis:
Pre-revenue
Antibody
Library
~$450M
Seattle Genetics:
Product sales + royalty
ADC ~$6.6B
ImmunoGen:
Royalty only
ADC ~$1.4B
Sorrento: SRNE
NSCLC, MBC
(Ph3/Registration Trial)
Antibody
Library
ADC
~$330M
* based on publicly-available information (03/18/14)
PBYI
CLVS
MOR.DE
Acquired (2006)
Acquired (2007)
SGEN
IMGN

DEVELOPING THERAPEUTIC SOLUTIONS TO HELP MAN'S LIFE COMPANIONS 31

VET Indications for Resiniferatoxin/Vaccine Programs
Ark-001
(Canine Osteosarcoma)
Ark-002
(Canine Osteoarthritis)
Ark-004
(Idiopathic Cystitis in cats)
Ark-006
(Horse Ocular Pain)
Ark-007
(Horse Laminitis)
Ark-005
(Mastitis in cows)

Disease-Specific Market Factors
Small Animals
*APPA 2012 and Canine Cancer.com
**Veterinary Medicine, Dec 1, 2012
Disease/Drug Unmet Need Competition Prevalence
Level of
Differentiation
Ark-001 (Dogs)
Osteosarcoma/Pain
High Opiates rare use
Amputation
Alternative
interventions
unsatisfactory
*83 M Pet dogs
1 in 3 have tumors
5% of all tumors=
Osteosarcoma
Approximately 1.35 M
Transformative
Ark-002 (Dogs)
Osteoarthritis/Pain
Moderate to High NSAIDs
May result in hepatic
and GI toxicity
4 M dogs in active
NSAID treatment
Transformative
Intrathecal inj may
allow for coverage of
all joints
Ark-003 (Dogs)
Recurring
dermatitis/infections
Moderate to High Antibiotics
Corticosteroids
**MRSA 1.5-2 % of
dogs in community
and Vet hospitals
Moderate to
significant
Ark-004 (Cats)
Interstitial Cystitis
High Castration/Spaying
Anti-anxiety drugs
Pheromones
Unknown TBD
May reduce bladder
hyperactivity

Disease/Drug Unmet Need Competition Prevalence Level of
Differentiation
Ark-005 (Cows)
Mastitis
High Antibiotics
Mastitis prevention
programs
Approximately 9.2M
cows and 1/3
infected with mastitis
annually
TBD:
Vaccine delivery may
offer high
differentiation
potential
Ark-006 (Horses)
Ocular Pain/Ocular
abrasions
High Eye drops
Antibacterial
opthalmic ointments
Lidocaine
High
No reliable estimates
Moderate to High:
Desensitization of
nerves may facilitate
abrasion healing
Ark-007 (Horses)
Laminitis
Moderate to High Pain Killers including
NSAIDs
Peripheral
vasodilators
*9.2 M horses in US
** 15% will suffer
from laminitis in
lifetime
Potentially high
based on limited
results to date
* Making sense of laminitis; Michelle Andersen, Feb 1 2013
** US Horse Industry Statistics- The equestrian channel 2013
Disease-Specific Market Factors
Large Animals

Market Valuation of Competitor Companies
Products on
Market
Products in
development
Disease Area
Focus
Time to market Market Valuation
ARATANA
(PETX)
None >15
Pain
Appetite Stimulants
etc
Near Term $513 M
KINDRED
(KIN)
None 10
Pain
Cancer
GI, Allergy
Inflammation
Autoimmune
Near Term $405 M
ARK ANIMAL
THERAPEUTICS
None >10
Pain
Osteoarthritis
Infections
Interstitial Cystitis
Mastitis
Ocular Pain
Laminitis
Near Term IPO Mid year

Sorrento Therapeutics Next-Generation Cancer Therapeutics Contact: Henry Ji President and CEO hji@sorrentotherapeutics.com (858) 668-6923